UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2005


                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

500 Australian Avenue South, Suite 619, West Palm Beach, Florida        33401
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (561) 651-4146


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 28, 2005, Medical Makeover Corporation of America, Inc., a Delaware corporation (the "Company"), Aventura Makeover Corporation, a Florida corporation and wholly-owned subsidiary of the Company ("Aventura") and Garden of Eden Skin Care, Inc., a Florida corporation ("Eden") entered into a Share Exchange Agreement (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, on February 28, 2005 Aventura acquired 500 shares of common stock of Eden, representing 100% of the issued and outstanding shares of common stock of Eden, with Eden surviving as a wholly-owned subsidiary of Aventura (the "Acquisition").

     Pursuant to the Acquisition, Aventura acquired all of the outstanding capital stock of Eden in exchange for 50,000 shares of the Company's restricted common stock, par value $0.001 per share (the "Common Stock"), and assumption of certain obligations of Eden. As a result, Eden's former stockholders became stockholders of the Company.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Business

     On February 28, 2005, the Company by and through its wholly owned subsidiary, Aventura, acquired Eden through a Share Exchange Agreement, pursuant to which Eden became a wholly-owned subsidiary of Aventura. Aventura acquired
(i) all of the issued and outstanding shares of common stock of Eden in exchange for an aggregate of 50,000 shares of Common Stock, a cash payment of twelve thousand dollars ($12,000.00) and assumption of verifiable existing business credit card debt of Eden not to exceed $3,000, with $1,000 payments made monthly beginning in March 2005.

     Eden entered into an employment agreement (the "Agreement") with Ana Maria Wech ("Ms. Wech"), Eden's former stockholder, on February 28, 2005. Pursuant to the Agreement, Ms. Wech is employed as the Manager of Skin Care to perform managerial and service-related functions of Eden upon the closing of the Acquisition. The current term of the Agreement expires February 28, 2006 provided, however, that the Agreement shall be automatically renewed on a year-to-year basis thereafter unless terminated by either party on at least 30 days prior written notice during any given year, unless sooner terminated as provided in the Agreement. Ms. Wech shall be compensated a percentage of Eden's gross receipts for certain services rendered and Ms. Wech is entitled to participate in the Company's bonus program which will be dependent upon the achievement of certain milestones.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired The required financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.


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     (b) Pro Forma  Financial  Information  The  required  pro  forma  financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

     C. Exhibits

Exhibit 2.3     *   Share  Exchange  Agreement,  dated February 28, 2005, by and among the Company, Garden of Eden Skin Care, Inc. and the shareholders of Union Dental and DDS.

Exhibit 3(i).3  **  Articles of  Incorporation of Garden of Eden Skin Care, Inc.


Exhibit 3(ii).2 **  Bylaws of Garden of Eden Skin Care, Inc.

Exhibit 10.1    *   Employment Agreement between the Company and Ana Maria Wech.

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 *  Filed herewith
**  To be filed with the Form 8-K/A




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     MEDICAL MAKEOVER CORPORATION OF AMERICA


March 4, 2005                By:  /s/ Stephen Durland
                                -----------------------------
                                  Name: Stephen Durland
                                  Title: Director





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